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                                 EXHIBIT 23.02
      Consent of Independent Auditors for the year ended September 30, 2001



                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation of our report included in this Form 10-K, into AmeriQuest Technologies, Inc.'s previously filed Form S-8 Registration Statements (File Nos. 333-65284 and 333-65270) filed with the Securities and Exchange Commission on July 17, 2001.

                                                   /s/ MARGOLIS & COMPANY P.C.

Bala Cynwyd, Pennsylvania
January 14, 2002